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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 17, 2002



                            GARDNER DENVER, INC.
           (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      1-13215                76-0419383

(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)


                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62301
            (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)




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ITEM 7.  EXHIBITS.

99.1     Press Release dated September 17, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

Atchison Casting Corporation, through its foundry in LaGrange, Missouri, is Gardner Denver, Inc.'s largest supplier of iron castings. The potential sale or closure of the LaGrange foundry was disclosed in Gardner Denver's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2002. On September 17, 2002, Gardner Denver issued a press release with respect to Atchison's planned downsizing of the LaGrange foundry. This press release also separately provided Gardner Denver's updated earnings guidance for the quarter ended September 30, 2002, as a result of lower demand than previously anticipated. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.










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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GARDNER DENVER, INC.

Date:    September 19, 2002        By:    /s/Ross J. Centanni
                                       ----------------------------------------
                                          Ross J. Centanni
                                          Chairman, President & CEO

Date:    September 19, 2002        By:    /s/Philip R. Roth
                                       ----------------------------------------
                                          Philip R. Roth
                                          Vice President, Finance & CFO

Date:    September 19, 2002        By:    /s/Daniel C. Rizzo, Jr.
                                       ----------------------------------------
                                          Daniel C. Rizzo, Jr.
                                          Vice President and Corporate
                                          Controller (Chief Accounting Officer)





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